                                     ANNUAL
                                FINANCIAL REPORT


                                DECEMBER 31, 2002

                           NEW ALTERNATIVES FUND, INC.
                              FINANCIAL HIGHLIGHTS
                STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

                  For each share of capital stock outstanding*

                                              Year       Year      Year       Year      Year      Year       Year      Year
                                               End        End       End        End       End       End        End       End
                                             12/31      12/31     12/31      12/31     12/31     12/31      12/31     12/31
                                              2002       2001      2000       1999      1998      1997       1996      1995

NET ASSET VALUE AT BEGINNING
OF PERIOD                                   $34.71     $41.29    $28.85     $28.54    $32.07    $30.87     $30.51    $28.14
                                           -------    -------   -------    -------   -------   -------    -------   -------

Investment income                            $0.62      $0.75     $0.79      $0.66     $0.52     $0.64      $0.73     $0.75

Expenses                                      0.37       0.43      0.42       0.38      0.37      0.38       0.39      0.40
                                           -------    -------   -------    -------   -------   -------    -------   -------

Net investment income                         0.25       0.32      0.37       0.28      0.15      0.26       0.34      0.35
Net realized & unrealized
gain (loss) on investment                    (0.00)     (5.13)    14.93       2.14     (3.22)     3.16       3.72      5.14
                                           -------    -------   -------    -------   -------   -------    -------   -------

Total from investment operations             (0.00)     (4.81)    15.30       2.42     (3.07)     3.42       4.06      5.49

Distributions from net
investment income                            (0.25)     (0.32)    (0.37)     (0.28)    (0.15)    (0.26)     (0.34)    (0.35)
Distributions from net
realized gain                                (0.00)     (1.13)    (2.12)     (1.83)    (0.16)    (1.96)     (3.36)    (2.77)
                                           -------    -------   -------    -------   -------   -------    -------   -------

Total distributions                          (0.25)     (1.45)    (2.49)     (2.11)    (0.31)    (2.22)     (3.70)    (3.12)

Net change in net asset value               (10.50)     (6.58)    12.44       0.31     (3.53)     1.20       0.36      2.37
Net asset value as of end
of the period                                24.21      34.71     41.29      28.85     28.54     32.07      30.87     30.51
                                           =======    =======   =======    =======   =======   =======    =======   =======

Total return
(Sales load not reflected)                  -29.5%     -12.4%     51.7%       8.5%    -10.0%     11.1%      13.3%     19.5%

Net assets, end of period
(in thousands)                             $36,723    $49,245   $52,773    $32,555   $33,021   $37,941    $35,549   $32,236

Ratio of operating expense
to net assets**                              1.32%      1.14%     1.11%      1.13%     1.18%     1.15%      1.21%     1.28%

Ratio of net investment income
to average net assets**                      0.89%      0.87%     1.01%      0.89%     0.49%     0.79%      1.04%     1.12%

Portfolio turnover**                         32.6%      29.3%     59.7%      87.3%     32.4%     53.9%      51.2%    48.72%

Number of shares
outstanding at end of period***          1,516,709  1,368,171 1,211,783  1,058,230 1,156,952 1,111,377  1,038,561   965,769

                                             Year      Year       Year     First
                                              End       End        End     Seven
                                            12/31     12/31      12/31    Months
                                             1994      1993       1992   4/30/83
                                                                            ****
NET ASSET VALUE AT BEGINNING
OF PERIOD                                  $30.00    $29.95     $29.19    $12.50
                                          -------   -------    -------   -------

Investment income                           $0.72     $0.62      $0.62     $0.38

Expenses                                     0.40      0.33       0.28      0.20
                                          -------   -------    -------   -------

Net investment income                        0.32      0.29       0.34      0.18
Net realized & unrealized
gain (loss) on investment                   (1.43)     0.58       1.10      3.08
                                          -------   -------    -------   -------

Total from investment operations            (1.11)     0.87       1.44      3.26

Distributions from net
investment income                           (0.32)    (0.29)     (0.34)    (0.18)
Distributions from net
realized gain                               (0.43)    (0.53)     (0.34)    (0.19)
                                          -------   -------    -------   -------

Total distributions                         (0.75)    (0.82)     (0.68)    (0.37)

Net change in net asset value               (1.86)     0.05       0.76      2.89
Net asset value as of end
of the period                               28.14     30.00      29.95     15.39
                                          =======   =======    =======   =======

Total return
(Sales load not reflected)                  -3.7%      2.9%       4.9%     10.4%

Net assets, end of period
(in thousands)                            $28,368   $31,567    $28,896      $163

Ratio of operating expense
to net assets**                             1.30%     1.11%      1.04%     1.08%

Ratio of net investment income
to average net assets**                     1.04%     0.96%      1.25%     1.69%

Portfolio turnover**                        33.0%    18.36%      13.1%     74.5%

Number of shares
outstanding at end of period***           984,847 1,026,460    945,006    10,592

*    All adjusted for two for one share split on July 26, 1985 and January 2,
     1990
**   Annualized (includes state taxes)
*** Shares immediately prior to dividend - Fund commenced operation on September 3, 1982
**** At this time the Fund was on a fiscal year. Table for 1983-1990 is available on request. Deleted to make space.

The accompanying notes are an integral part of these financial statements.

FACTORS THAT AFFECTED PERFORMANCE IN YEAR 2002
(Management's Discussion of Financial Performance)


FUND PERFORMANCE:

The Fund was down 29.53% for the year. Day-to-day market volatility continued with news of each accounting scandal and terrorist alarm. This was the Fund's worst performance, and followed a poor 2001 (down 12.42%), and a stellar 2000 which was up 51.8%.

FACTORS AFFECTING THE FUND:

ENERGY PRICES AND CONFLICT:
Concerns about war in Iraq, turmoil in Venezuela and a colder winter than in recent years moved the price of oil and natural gas back to relatively high levels, after having fallen in 2001.

Historically, higher energy prices had benefitted the price of energy related and alternate energy shares, but that was not the case in 2002. There was disappointment that Congress did not approve national energy legislation which had been expected to be supportive of wind, solar and fuel cell development. The potential utility customers of these devices were in poor financial health, as many major utility companies suffered from the fallout of the Enron scandal, as well as their own difficulties highlighted by high debt levels.

The wholesale price of electricity remained low for a second year as a consequence of what appears in hindsight to have been overbuilding of electricity generation facilities, following electric deregulation in several states and the power crisis in California, but before a recession in 2001/2002 which curbed demand.

PORTFOLIO HOLDINGS AND CHANGES:

TWO PIPELINES AND ONE INDEPENDENT POWER COMPANY: Particularly contributing to the Fund's poor performance were declines in the share prices of two natural gas pipeline companies, El Paso Corporation and Williams Companies, both of which were accused of wrong doing during the California energy crisis, as well as misrepresenting their accounting. Both of these companies had previously been viewed as relatively stable companies which had paid steady dividends for years. The Fund sold them in 2002. Also contributing was the decline in the share price of Calpine which spent too aggressively building natural gas-fired turbine generation and developing geothermal power plants, just prior to the decline in wholesale electricity prices. The Fund eventually capitulated and sold all shares of each of these companies, suffering losses.

RENEWABLE ENERGY & FUEL CELLS INVESTMENTS: The share prices of our wind, solar, fuel cell investments and hydroelectric holding declined markedly. There is often no certainty to the reasons for share price changes; however, we have some opinions:

We believe the decline of Danish wind companies, both of which have been profitable, is attributable to the failure of Congress to enact a previously expected national energy policy (the United States represents a potentially substantial wind market), low electricity prices, and the financial difficulties of potential utility company customers.

Shares of our domestic solar investments which have reported marginal profits declined, we believe, on account of fierce competition from foreign manufacturers and insufficient demand to offset the increased competition.

Our hydroelectric investment, Idacorp, declined, we believe, because of both a drought impacting hydro conditions, and the participation of a division of that company in energy trading, a business that for the most part ceased in 2002.

Our larger fuel cell investments, FuelCell Energy and Global Thermoelectric declined. We suspect FuelCell Energy shares declined because the market for electric generation was awful, and investors were risk adverse to younger developing companies whose value is based more on future expectations than present income. Similarly, shares of Plug Power, Hydrogenics and Globalthermoelectric suffered, we think, on account of questions about valuations of such developing enterprises.

We retained shares, and modestly added to, holdings of the wind, solar and fuel cell companies, even as their share prices declined, believing they provided good value and future prospects.

Our regulated natural gas utilities and our natural food holdings performed well.

CASH AND TREASURY HOLDINGS:
We also ended the year with slightly more than 25% of net assets in cash and U.S. Treasury Bills representing a defensive posture toward the market. We continue to look for opportunities for invest.

INCOME FROM DIVIDENDS AND INTEREST/EXPENSES:
The Fund receives dividend income from portfolio securities, and interest on treasury bills and socially responsive banks or credit unions. During 2002 dividend income increased, but interest income declined sharply as rates declined.

Fund expenses declined marginally, particularly management fees which are based on net assets, but were partially offset by somewhat higher fees paid to the Fund's transfer agent for their miscellaneous expenses. Although expenses changed marginally, on a percentage of assets basis they rose principally due to the decrease in the Fund's portfolio value.

REGULATORY ISSUES:
As a consequence of a plethora of the 2001/2002 accounting scandals, Congress adopted legislation (the Sarbanes-Oxley Act) aimed at curbing future abuses. Also enacted was the Patriot Act which was designed to prevent movement of funds by terrorists. Each of these acts includes sections dealing with the Fund's operations, although that was not their primary purpose.

The impact of the Sarbanes-Oxley Act of 2002 on the Fund is to require additional disclosure in reports to shareholders which are filed with the Securities Commission, and to impose new requirements on the Fund's auditor. We note that it was only a few years ago that the Commission had voted to simplify Fund prospecti, reducing the length of the document and requiring `plain language'. In anticipation of the new act, the `independent' members of our Board of Directors appointed an `Audit Committee' at the our annual meeting in September. Legislation requires a "financial expert" to be on the committee, and so the Directors voted to appoint Dorothy Waynor, who has an MBA degree and has agreed to serve as the initial audit committee. Additionally the independent Directors interviewed additional candidates, one being qualified to add to the audit committee, to consider as future nominees to the Board.

To comply with the Patriot Act, the Fund adopted a policy to meet the act's requirements, and has retained the Transfer Agent, PFPC, to provide services to help us comply with the Act which requires checking to see if anyone one subscribing to shares is on a `terrorist list'.

The new legislative items, Sarbanes-Oxley and the Patriot Act have required, and will likely continue to require, additional administrative time and expense to the Fund, its managers, Board of Directors and Auditor. They are particularly burdensome on a small fund, without the resources of larger financial institutions.

Politically, the Bush Administration continued to advance policies which are viewed by environmental groups as harming the environment, and which have slackened interest in some of the Fund's holdings. The Fund managers have devoted considerable time keeping track of federal policies relating to alternate energy and the environment, although this involved no extra expense as information is available on various web sites including those of the Congress, the White House and the Department of Energy.

The Fund's strategy continues to be seek long-term gain by investing in clean energy and environmentally oriented investments with a concern for socially responsible behavior.

                 VALUE OF $10,000 INVESTMENT OVER PAST 10 YEARS

                               [GRAPHIC OMMITTED]

                                  [LINE CHART]

Past Performance is not predictive of Future Performance.
Average Annual Return (after deducting maximum sales charge):
One Year 7.75%; Five Years (2.73%); Ten Years 2.63%.

                           NEW ALTERNATIVES FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

COMMON STOCKS:  73.15%
                                                                             SHARES              MARKET VALUE
                                                                             ------              ------------
ALTERNATE ENERGY AS A GROUP:                             21.47%
 ALTERNATE ENERGY (GENERAL):                              5.77%
 *Capstone Turbine Corp.                                                    100,000              $   90,000
 **Energy Developments Ltd. (Australia)                                      20,213                  29,707
 Idacorp Inc.                                                                80,000               1,986,400
                                                                                                  ---------
                                                                                                  2,106,107
                                                                                                  ---------

ALTERNATE ENERGY (FUEL CELL):                             8.33%
 *FuelCell Energy, Inc.                                                     300,000               1,965,600
 *Global Thermoelectric (Canada)                                            250,000                 376,635
 *Hydrogenics Corp.                                                          70,000                 247,170
 *Medis Technologies Ltd.                                                    45,000                 225,000
 *Plug Power Inc.                                                            50,000                 224,500
                                                                                                  ---------
                                                                                                  3,038,905
                                                                                                  ---------

ALTERNATE ENERGY (SOLAR CELL):                            5.59%
 *AstroPower Inc.                                                           175,000               1,398,250
  Kyocera Corp. (ADR) (Japan)                                                10,000                 571,500
 *Spire Corporation                                                          30,000                  69,900
                                                                                                  ---------
                                                                                                  2,039,650
                                                                                                  ---------

ALTERNATE ENERGY (WIND):                                  1.78%
 **NEG-Micon (Denmark)                                                       15,000                 253,238
 **Pacific Hydro (Australia)                                                 90,542                 145,815
 **Vestas Wind Systems (Denmark)                                             25,000                 249,000
                                                                                                  ---------
                                                                                                    648,053
                                                                                                  ---------

INDUSTRIAL  CATALYSTS (FUEL CELLS
& CLEAN AIR):                                             1.94%
  Engelhard Corp.                                                            20,000                 447,000
  **Johnson Matthey (United Kingdom)                                         20,203                 260,201
                                                                                                  ---------
                                                                                                    707,201
                                                                                                  ---------

CLEAN WATER:                                              1.13%
 Ameron International                                                         7,500                 413,625
                                                                                                  ---------
                                                                                                    413,625
                                                                                                  ---------

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                                             SHARES              MARKET VALUE
                                                                             ------              ------------
ENVIRONMENTAL (GENERAL):                                  1.10%
 *Johnson Outdoors, Inc.                                                     30,500                    301,035
 *Thermo Electron                                                             5,000                    100,600
                                                                                                  ------------
                                                                                                       401,635
                                                                                                  ------------

ENERGY CONSERVATION:                                      6.52%
 Baldor Electric                                                              5,000                     98,750
 *Echelon Corp.                                                              15,000                    168,150
 *Intermagnetics General Corp.                                               40,000                    785,600
 *International Rectifier                                                    30,000                    553,800
 Linear Technology Corp.                                                     30,000                    771,600
                                                                                                  ------------
                                                                                                     2,377,900
                                                                                                  ------------

NATURAL FOODS:                                            5.77%
 *Stake Technology (Canada)                                                  65,000                    204,750
 *United Natural Foods                                                       75,000                  1,901,250
                                                                                                  ------------
                                                                                                     2,106,000
                                                                                                  ------------

RECYCLING:                                                0.13%
 *Caraustar Industries                                                        5,000                     47,400
                                                                                                  ------------

NATURAL GAS
TRANSMISSION & DISTRIBUTION:                             30.07%
  Atmos Energy Corp.                                                        100,000                  2,332,000
  KeySpan Corp.                                                              70,000                  2,466,800
  New Jersey Resources                                                       50,000                  1,579,500
  Nicor Inc.                                                                 60,000                  2,041,800
  Piedmont Natural Gas                                                       25,000                    883,750
  Questar Corp.                                                              60,000                  1,669,200
                                                                                                  ------------
                                                                                                    10,973,050
                                                                                                  ------------

OTHER (FUEL CELL COMPONENTS                               2.65%
& VARIOUS AUTO COMPONENTS):
  Delphi Corp.                                                              120,000                    966,000
                                                                                                  ------------

OTHER (INDUSTRIAL GASES INCLUDING
HYDROGEN:                                                 2.37%
  Praxair Inc.                                                               15,000                    866,550
                                                                                                  ------------
TOTAL COMMON STOCK (COST $30,190,382.51)                                                          $ 26,692,076
                                                                                                  ============

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

CASH, SAVINGS ACCOUNTS,
30 DAY CERTIFICATES OF DEPOSITS AND
U.S. TREASURY BILLS:                                     26.85%

SOCIALLY CONCERNED BANKS
  Alternatives Federal Credit Union
    Savings 1.00%                                                                                 $    100,000
  Chittenden Bank
     Money Market 1.20%                                                                                100,000
  Community Capital Bank
    Certificate of Deposit maturity 3/1/03 1.19%                                                       100,000
  Self-Help Credit Union
    Certificate of Deposit maturity 2/12/03 1.58%                                                      100,000
  South Shore Bank
    Certificate of Deposit maturity 2/17/03 1.15%                                                      100,000

  U.S. Treasury Bills (at various yields maturing at various dates in
     January 2003 maturity value $9,300,000)                                                         9,297,106
                                                                                                  ------------
TOTAL MARKET DEPOSITS AND TREASURY BILLS                                                          $  9,797,106
                                                                                                  ============

Total Common Stock (73.15%)                                                                       $ 26,692,076
Bank Money Market and U.S. Treasury Bills (26.85%)                                                   9,797,106
                                                                                                  ------------

TOTAL INVESTMENTS (100%)                                                                          $ 36,489,182
                                                                                                  ============

* Securities for which no cash dividends were paid during the fiscal year.
** Foreign Exchange Securities traded on a foreign exchange. The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                     ASSETS

Investment securities at market value (Cost: $30,190,382.51 (Notes 2A and 5)....      $ 26,692,076
U.S. Treasury Bills at market value.............................................         9,297,106
Cash, Savings and Certificates of Deposit.......................................           500,000
Cash............................................................................           236,008
Receivables:  Dividends.........................................................            64,687
              Interest..........................................................               575
              Portfolio securities sold.........................................                 -
              Subscriptions.....................................................            50,052
Prepaid Insurance...............................................................             6,269
                                                                                      ------------

TOTAL ASSETS                                                                          $ 36,846,772
                                                                                      ============

                                   LIABILITIES

Payables:
Capital stock reacquired........................................................          $ 20,273
Advisory fee....................................................................            25,073
Other accounts payable and accruals.............................................            31,926

Dividend distribution payable...................................................            46,936
                                                                                      ------------

TOTAL LIABILITIES...............................................................           124,209
                                                                                      ------------

NET ASSETS                                                                            $ 36,722,563
----------                                                                            ============

                             ANALYSIS OF NET ASSETS

Net capital paid in shares of capital stock.....................................        44,675,510
Distributable earnings..........................................................        (7,952,947)
                                                                                      ------------

NET ASSETS (equivalent to $24.21 per share based on 1,516,709.733
                    shares of capital stock outstanding)                              $ 36,722,563
                                                                                      ============

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                             STATEMENT OF OPERATIONS
                                DECEMBER 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $3,034)...........      $ 820,296
Interest.........................................................        104,173
Other net income.................................................          5,005
                                                                   -------------
Total Income.....................................................        929,473
                                                                   -------------

EXPENSES:

Management fee (note 4)..........................................        310,441
Custodian fees: PFPC Trust.......................................         22,264
Other............................................................            529
Auditor..........................................................         17,126
Directors........................................................          2,956
Filing fees......................................................         11,169
Postage and printing.............................................         11,846
Bond and insurance...............................................          7,063
Transfer Agent-PFPC, Inc.........................................         46,662
Fund pricing-PFPC, Inc...........................................         39,820
Shareholder service costs........................................         86,414
                                                                   -------------
Total Expenses...................................................        556,290
                                                                   -------------

NET INVESTMENT INCOME............................................        373,183
                                                                   -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

REALIZED GAIN ON INVESTMENTS (NOTE 2B & 5)

Proceeds from sales..............................................    16,987,065
Cost of securities sold..........................................   (21,442,898)
Foreign currency transactions (gains/loss).......................        (4,101)
                                                                   -------------
Net Realized Gain/Loss...........................................    (4,459,934)
                                                                   -------------

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS

Beginning of period..............................................     7,482,109
End of period....................................................    (3,498,307)
Foreign currency translations....................................            60
                                                                   -------------
Total Unrealized Appreciation (Depreciation) For The Period......   (10,980,355)
                                                                   -------------

Net Realized and Unrealized Gain (Loss) On Investments...........   (15,440,289)
                                                                   -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..  $(15,067,106)
                                                                   =============

The accompanying notes are an intergral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                                DECEMBER 31, 2002

                                                            2002             2001

FROM INVESTMENT ACTIVITIES:

Net investment income                                   $    373,183    $    445,939
Net realized gain (loss) from security transactions
   and foreign currency transactions                      (4,459,934)      1,538,040
Unrealized appreciation (depreciation) of investments    (10,980,355)     (8,795,239)
                                                        ------------    ------------

Increase (decrease) in net assets derived from
investment activities                                    (15,067,106)     (6,811,260)
                                                        ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income dividends to shareholders        (369,254)       (438,985)

Distributions (capital gain) to shareholders              (1,544,011)

FROM CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) from
Capital transactions (note 3)                              2,913,950       5,265,736
                                                        ------------    ------------

INCREASE (DECREASE) IN NET ASSETS:                       (12,522,410)     (3,528,520)

NET ASSETS AT:

Beginning of the period                                   49,244,973      52,773,493
                                                        ------------    ------------

END OF THE PERIOD                                       $ 36,722,563    $ 49,244,973
                                                        ============    ============

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

1) ORGANIZATION - The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations September 3, 1982. The investment objective of the Fund is to seek long-term capital gains by investing in common stocks that provide a contribution to a clean and sustainable environment.

2) ACCOUNTING POLICIES - The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these financial statements. The policies are in conformity with generally accepted accounting principles:

A. SECURITY VALUATION - Listed investments are stated at the last reported sale price at the closing of a national securities stock exchange and the NASD National Market System on December 31, 2002 and at the mean between the bid and asked price on the over the counter market if not traded on the day of valuation.

B. FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date order to buy or sell is executed). Realized gains and losses from security transactions are reported on a first in, first out basis if not traded on the day of valuation. Short-term notes are stated at amortized cost which approximates fair value.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION - Dividend income is recorded as of the ex-dividend date. Expenses are accrued on a daily basis.

E. FEDERAL INCOME TAXES - No provision for federal income tax is believed necessary since the Fund distributes all of its taxable income to comply with the provisions of the Internal Revenue Code applicable to investment companies. The aggregate cost of the securities (common stocks) owned by the Fund on December 31, 2002 for federal tax purposes is $30,190,382.51.

The Fund's net realized capital losses of $4,456,809 for 2002 can be carried forward to future years to offset future net realized capital gains through 2010.

F. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts

                           NEW ALTERNATIVES FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3) CAPITAL STOCK - There are 8,000,000 shares of $1.00 par value capital stock authorized. On December 31, 2002, there were 1,516,709.733 shares outstanding. Aggregate paid in capital including reinvestment of dividends was $44,675,510.00. Transactions in capital stock were as follows:

                              Year End 12/31/02          Year End 12/31/01
                              -----------------          -----------------
                             Shares       Amount         Shares       Amount
Capital stock sold        177,206.401   $5,145,016    185,623.175   $7,199,241
Capital stock issued
Reinvestment of dividends  13,397.950      324,605     50,196.791    1,742,329
Redemptions               (92,704.716)  (2,555,670)   (95,037.971)  (3,675,834)
                          -----------   ----------    -----------   ----------
Net Increase (Decrease)    97,899.635   $2,913,951    140,781.995   $5,265,736
                          ===========   ==========    ===========   ==========

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES - Pursuant to agreements, Accrued Equities, Inc. serves as investment advisor to the Fund. The Fund pays to Accrued Equities, Inc. an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million; and 0.50% of net assets over $30 million and 0.45% of assets over $100 million. If the net annual expenses of the Fund (other than interest, taxes, brokerage commissions, extraordinary expenses) exceed the most restrictive limitation imposed by any state in which the Fund has registered its securities for sale, Accrued Equities, Inc. reduces its management fee by the amount of such excess expenses. The annualized expense ratio for the period ended December 31, 2002 was 1.32%. The Fund pays no remuneration to its officers, David Schoenwald and Maurice Schoenwald, who are also Directors. They are also officers of Accrued Equities, Inc. Accrued Equities, Inc. is the principal underwriter for the Fund. There is a commission of 4.75% on most new sales. The commission will be shared with other brokers who actually sell new shares. Their share of the commission may vary. The Fund paid Accrued Equities, Inc. a total of $33,992 in underwriting fees in 2002. The Fund also paid Accrued Equities, Inc. $74,560 in commissions in 2002.

5) PURCHASES AND SALES OF SECURITIES - For the year ended December 31, 2002, the aggregate cost of securities purchased totaled $12,270,743. Net realized gains were computed on a first in, first out basis. The amount realized on sales of securities for the year ended December 31, 2002 was $16,987,065.

6) DIRECTORS FEES - Total Directors compensation amounted to $2,956 in 2002. Only non-interested Directors are compensated. A non-interested Director is not part of the management of the Fund. Each non-interested Director received $500 of compensation and one Director received $456 for travel costs in 2002. There was no additional compensation paid to any Director for board service. See note 4 for compensation regarding interested Directors.

7) PROXY VOTING - The Fund has proxy voting policies which are available, without charge, upon request by calling the Fund at 800-423-8383.

                              Joseph A. Don Angelo
                           Certified Public Accountant
                               22 Jericho Turnpike
                             Mineola, New York 11501
                         516 742 0400   Fax 516 742 7719



                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and
Board of Directors of
New Alternatives Fund, Inc.

We have audited the accompanying statement of assets and liabilities of New Alternatives Fund, Inc., including the schedule of investments, as of December 31, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the last two years and the financial highlights for each of the last three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The 1999 and the prior years financial highlights were audited by other auditors whose report, dated February 8, 2000, expressed an unqualified opinion on them.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis of our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Alternatives Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in net assets for each of the last two years in the period then ended, and the financial highlights for the years 2001, 2000 and 1999, in conformity with accounting principles generally accepted in the United States of America.


/s/ Joseph A. Don Angelo

Mineola, New York
February 20, 2003